                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 12, 2000

                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      Ohio                         0-26802                      58-2360335
---------------              ---------------------            -------------
(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                             ---------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                             ---------------------

ITEM 5.  OTHER EVENTS.

         On July 7, 2000, the Company entered into an Amended and Restated Merger Agreement to acquire the business of TransPoint, a joint venture among Microsoft Corporation, First Data Corporation, Citibank, N.A., and various subsidiaries of each of these entities. Through a series of mergers, the entities that own the TransPoint business will become our wholly-owned subsidiaries. In connection with these transactions, the Company will issue an aggregate of 17,000,000 shares of its common stock to the owners of the TransPoint business.

         Also in this report are the unaudited financial statements of TransPoint for the period ending March 31, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)  FINANCIAL STATEMENTS OF THE TRANSPOINT ENTITIES.


         The following is a list of the TransPoint audited and unaudited financial statements filed with this report:

         Independent Auditors' Report.................................................F-1

         Consolidated Balance Sheets as of July 3, 1998, July 2, 1999 and March
            31, 2000 (unaudited)......................................................F-2

         Consolidated Statements of Operations for the Year Ended July 2, 1999,
            for the Period from Inception to July 3, 1998, for the Period from
            Inception to July 2, 1999, for the Three Months Ended March 31, 2000
            (unaudited), for the Three Months Ended March 31, 1999 (unaudited), for the Nine Months Ended March 31, 2000 (unaudited), for the Nine
            Months Ended March 31, 1999 (unaudited), and for the Period from
            Inception to March 31, 2000 (unaudited) ..................................F-3

         Consolidated Statements of Members' Capital Deficiency for the Year
            Ended July 3, 1998, for the Year Ended July 2, 1999, for the Period
            from Inception to July 2, 1999, for the Nine Months Ended March 31,
            2000 (unaudited), and for the Period from Inception to March 31,
            2000 (unaudited) .........................................................F-4

         Consolidated Statements of Cash Flows for the Year Ended July 2, 1999,
            for the Period from Inception to July 3, 1998, for the Period from
            Inception to July 2, 1999, for the Nine Months Ended March 31, 2000
            (unaudited), for the Nine Months Ended March 31, 1999 (unaudited), and for the Period from Inception to March 31, 2000 (unaudited) ..........F-5

         Notes to Consolidated Financial Statements...................................F-6

         (C)  EXHIBITS.

                  EXHIBIT NO.                           DESCRIPTION

                  23.1                        Consent of Deloitte & Touche LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHECKFREE HOLDINGS CORPORATION

Date:  July 12, 2000                          By: /s/ David Mangum
                                                  ------------------------------
                                                  David Mangum, Executive Vice
                                                  President and Chief Financial
                                                  Officer

                          INDEPENDENT AUDITORS' REPORT

MSFDC, L.L.C.
Redmond, Washington

     We have audited the accompanying consolidated balance sheets of MSFDC, L.L.C. and subsidiaries, a development stage company (the Company), as of July 2, 1999, and July 3, 1998, and the related consolidated statements of operations, members' capital deficiency, and cash flows for the year ended July 2, 1999, and the periods from June 18, 1997 (inception) to July 3, 1998, and from June 18, 1997 (inception) to July 2, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of July 2, 1999, and July 3, 1998, and the results of its operations and its cash flows for the year ended July 2, 1999, and for the periods from June 18, 1997 (inception) to July 3, 1998, and from June 18, 1997 (inception) to July 2, 1999, in conformity with generally accepted accounting principles.

                                                /s/ DELOITTE & TOUCHE LLP
                                          --------------------------------------
                                                  Deloitte & Touche LLP

Seattle, Washington
October 22, 1999 (February 15, 2000, as to Note 4)

                         MSFDC, L.L.C. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                          CONSOLIDATED BALANCE SHEETS

                                                        MARCH 31,       JULY 2,       JULY 3,
                                                          2000           1999           1998
                                                       -----------    -----------    ----------
                                                       (UNAUDITED)
                                            ASSETS
Cash and Cash Equivalents............................  $ 8,018,791    $51,113,749    $       --
Prepaid Expenses.....................................      750,000
Property and Equipment:
  Equipment..........................................    4,757,196      3,924,418     2,004,261
  Accumulated depreciation...........................   (3,994,563)    (2,213,876)     (343,409)
                                                       -----------    -----------    ----------
          Total property and equipment...............      762,633      1,710,542     1,660,852
Capitalized Software.................................    9,926,973
                                                       -----------    -----------    ----------
          Total......................................  $19,458,397    $52,824,291    $1,660,852
                                                       ===========    ===========    ==========

                          LIABILITIES AND MEMBERS' CAPITAL DEFICIENCY
Liabilities:
  Checks drawn in excess of bank balances............  $        --    $        --    $   57,830
  Accounts payable (See Note 3)......................   11,853,496     16,289,271     6,095,216
  Accrued liabilities................................    4,547,358        592,192       361,261
  Unearned revenue...................................    4,500,000
                                                       -----------    -----------    ----------
  Commitments (See Note 4)...........................   20,900,854     16,881,463     6,514,307
Minority Interest....................................   40,328,665     45,936,458
Members' Capital Deficiency:
  Membership interest -- MS member...................  (20,885,561)    (4,996,815)   (2,426,694)
  Membership interest -- FDC member..................  (20,885,561)    (4,996,815)   (2,426,761)
                                                       -----------    -----------    ----------
          Total members' capital deficiency..........  (41,771,122)    (9,993,630)   (4,853,455)
                                                       -----------    -----------    ----------
          Total......................................  $19,458,397    $52,824,291    $1,660,852
                                                       ===========    ===========    ==========

                See notes to consolidated financial statements.

                         MSFDC, L.L.C. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                              THREE          THREE          NINE          NINE
                                                                              MONTHS         MONTHS        MONTHS        MONTHS
                                             INCEPTION TO   INCEPTION TO      ENDED          ENDED          ENDED         ENDED
                               YEAR ENDED      JULY 3,        JULY 2,       MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,
                              JULY 2, 1999       1998           1999           2000           1999          2000          1999
                              ------------   ------------   ------------   ------------   ------------   -----------   -----------
                                                                           (UNAUDITED)    (UNAUDITED)    (UNAUDITED)   (UNAUDITED)
REVENUES....................  $        --    $        --    $        --    $     4,290    $        --   $     7,350   $        --
OPERATING EXPENSES:
 Product development (See
   Note 3)..................   26,559,520     10,032,522     36,592,042      4,475,873      6,463,850     5,996,849    18,364,993
 Selling, general, and
   administrative (See Note
   3).......................   18,637,762      5,839,118     24,476,880     14,156,818      5,359,342    32,449,303    12,642,220
                              -----------    -----------    -----------    -----------    -----------   -----------   -----------
       Total operating
        expenses............   45,197,282     15,871,640     61,068,922     18,632,691     11,823,192    38,446,152    31,007,213
OTHER EXPENSE (INCOME)......     (463,632)       (18,118)      (481,750)      (142,068)        (2,911)   (1,053,517)      (25,743)
                              -----------    -----------    -----------    -----------    -----------   -----------   -----------
     Loss before minority
       interest.............   44,733,650     15,853,522     60,587,172     18,486,333     11,820,281    37,385,285    30,981,470
MINORITY INTEREST...........   (2,063,542)                   (2,063,542)    (2,732,287)                  (5,607,793)
                              -----------    -----------    -----------    -----------    -----------   -----------   -----------
NET LOSS....................  $42,670,108    $15,853,522    $58,523,630    $15,754,046    $11,820,281   $31,777,492   $30,981,470
                              ===========    ===========    ===========    ===========    ===========   ===========   ===========


                              INCEPTION TO
                               MARCH 31,
                                  2000
                              ------------
                              (UNAUDITED)
REVENUES....................  $     7,350
OPERATING EXPENSES:
 Product development (See
   Note 3)..................   42,588,891
 Selling, general, and
   administrative (See Note
   3).......................   56,926,183
                              -----------
       Total operating
        expenses............   99,515,074
OTHER EXPENSE (INCOME)......   (1,535,267)
                              -----------
     Loss before minority
       interest.............   97,972,457
MINORITY INTEREST...........   (7,671,335)
                              -----------
NET LOSS....................  $90,301,122
                              ===========

                See notes to consolidated financial statements.

                         MSFDC, L.L.C. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

             CONSOLIDATED STATEMENTS OF MEMBERS' CAPITAL DEFICIENCY

                                                     MS MEMBER       FDC MEMBER        TOTAL
                                                    ------------    ------------    ------------
Capital contributions.............................  $  5,500,067    $  5,500,000    $ 11,000,067
Net loss..........................................    (7,926,761)     (7,926,761)    (15,853,522)
                                                    ------------    ------------    ------------
Balance, July 3, 1998.............................    (2,426,694)     (2,426,761)     (4,853,455)
Capital contributions.............................    18,764,933      18,765,000      37,529,933
Net loss..........................................   (21,335,054)    (21,335,054)    (42,670,108)
                                                    ------------    ------------    ------------
Balance, July 2, 1999.............................    (4,996,815)     (4,996,815)     (9,993,630)
Capital contributions (unaudited)
Net loss (unaudited)..............................   (15,888,746)    (15,888,746)    (31,777,492)
                                                    ------------    ------------    ------------
Balance, March 31, 2000 (unaudited)...............  $(20,885,561)   $(20,885,561)   $(41,771,122)
                                                    ============    ============    ============
INCEPTION TO JULY 2, 1999
Capital contributions.............................  $ 24,265,000    $ 24,265,000    $ 48,530,000
Net loss..........................................   (29,261,815)    (29,261,815)    (58,523,630)
                                                    ------------    ------------    ------------
Balance, July 2, 1999.............................  $ (4,996,815)   $ (4,996,815)   $ (9,993,630)
                                                    ============    ============    ============
INCEPTION TO MARCH 31, 2000
Capital contributions (unaudited).................  $ 24,265,000    $ 24,265,000    $ 48,530,000
Net loss (unaudited)..............................   (45,150,561)    (45,150,561)    (90,301,122)
                                                    ------------    ------------    ------------
Balance, March 31, 2000 (unaudited)...............  $(20,885,561)   $(20,885,561)   $(41,771,122)
                                                    ============    ============    ============

                See notes to consolidated financial statements.

                         MSFDC, L.L.C. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                         NINE MONTHS    NINE MONTHS     INCEPTION
                             YEAR ENDED    INCEPTION TO   INCEPTION TO      ENDED          ENDED            TO
                              JULY 2,        JULY 3,        JULY 2,       MARCH 31,      MARCH 31,      MARCH 31,
                                1999           1998           1999           2000           1999           2000
                            ------------   ------------   ------------   ------------   ------------   ------------
                                                                         (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
OPERATING ACTIVITIES:
  Net loss................  $(42,670,108)  $(15,853,522)  $(58,523,630)  $(31,777,492)  $(30,981,470)  $(90,301,122)
  Adjustments to reconcile
    net loss to net cash
    used by operating
    activities:
    Depreciation..........     1,870,467        343,409      2,213,876      2,755,054      1,366,022      4,968,930
    Minority interest
      share of loss.......    (2,063,542)                   (2,063,542)    (5,607,793)                   (7,671,335)
    Cash provided (used)
      by changes in
      operating assets and
      liabilities:
      Checks drawn in
         excess of bank
         balance..........       (57,830)        57,830
    Prepaid Expenses......                                                   (750,000)                     (750,000)
      Accounts payable and
         accrued
         liabilities......    10,424,986      6,456,477     16,881,463       (480,609)     1,519,858     16,400,854
      Unearned revenue....                                                  4,500,000                     4,500,000
                            ------------   ------------   ------------   ------------   ------------   ------------
         Net cash used by
           operating
           activities.....   (32,496,027)    (8,995,806)   (41,491,833)   (31,360,840)   (28,095,590)   (72,852,673)
INVESTING ACTIVITIES:
  Acquisition of
    equipment.............    (1,920,157)    (2,004,261)    (3,924,418)      (832,778)                   (4,757,196)
  Capitalized software....                                                (10,901,340)                  (10,901,340)
                            ------------   ------------   ------------   ------------   ------------   ------------
  Net cash used by
    investing
    activities............    (1,920,157)    (2,004,261)    (3,924,418)   (11,734,118)             0    (15,658,536)
FINANCING ACTIVITIES:
  Member capital
    contributions.........    37,529,933     11,000,067     48,530,000                    28,579,933     48,530,000
  Capital contribution
    from minority
    interest..............    48,000,000                    48,000,000                                   48,000,000
                            ------------   ------------   ------------   ------------   ------------   ------------
  Net cash provided by
    financing
    activities............    85,529,933     11,000,067     96,530,000                    28,579,933     96,530,000
                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN
  CASH AND CASH
  EQUIVALENTS.............    51,113,749                    51,113,749    (43,094,958)       484,343      8,018,791
CASH AND CASH EQUIVALENTS:
  Beginning of period.....                                                 51,113,749
                            ------------   ------------   ------------   ------------   ------------   ------------
  End of period...........  $ 51,113,749   $         --   $ 51,113,749   $  8,018,791   $    484,343   $  8,018,791
                            ============   ============   ============   ============   ============   ============

                See notes to consolidated financial statements.

                         MSFDC, L.L.C. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION AND DESCRIPTION OF BUSINESS

     Description of Business -- The purpose of the business is to provide electronic statement presentment and electronic remittance services to consumers and businesses using the Internet. The business has been in the development stage and commenced commercial operations in July 1999.

     Organization -- MSFDC, L.L.C. is a Delaware limited liability company and was formed pursuant to the Limited Liability Company Agreement of MSFDC, L.L.C. dated as of June 18, 1997 (inception) (the LLC Agreement). The members of MSFDC, L.L.C. are MS II, L.L.C., a Delaware limited liability company (the MS member), and First Data L.L.C., a Delaware limited liability company (the FDC member). The MS member is a wholly owned subsidiary of Microsoft Corporation (MS). The FDC member is a wholly owned subsidiary of First Data Corporation (FDC).

     In September 1998, MSFDC, L.L.C. entered into an arrangement whereby the electronic bill presentment and payment service business in the United States previously under development by MSFDC, L.L.C. was contributed to a newly formed entity, Newco L.L.C. (TransPoint). The members of TransPoint are MSFDC, L.L.C. and Citicorp Electronic Commerce Inc. (the Citicorp member). The Citicorp member of TransPoint is a wholly owned subsidiary of Citicorp. In connection with this new arrangement, two additional entities were formed: New MSFDC, L.L.C. (TransPoint Technologies and Services) and Jointco L.L.C. (TransPoint Accounting). The Citicorp member interest in TransPoint Technologies and Services and TransPoint is 25% and 5%, respectively, with MSFDC, L.L.C. holding the remaining interests. TransPoint Technologies and Services and TransPoint each hold 50% capital interests in TransPoint Accounting. These three new entities are collectively referred to as the TransPoint limited liability companies.

     The TransPoint limited liability companies collectively have rights to all future domestic revenues generated by the electronic bill presentment and payment service previously under development by MSFDC, L.L.C. The MS and FDC members have established a new limited partnership, MSFDC International L.P., to account for the future international revenues and related costs.

     Contributions -- Upon formation of MSFDC, L.L.C. in 1997, the MS member contributed $50,000 in cash. First Data Resources, Inc. contributed $40,000 in cash, and Integrated Payment Systems Inc. contributed $10,000 as initial capital contributions. Immediately following the initial capital contribution, Integrated Payment Systems Inc. transferred its membership interest to First Data Resources Inc. These interests were then transferred to First Data L.L.C.

     In connection with the formation of the new TransPoint limited liability companies, Citicorp contributed $48,000,000 in cash as its initial contribution and MSFDC, L.L.C. contributed $37,529,933. MSFDC, L.L.C. and the Citicorp member also made nonmonetary contributions to the TransPoint limited liability companies with a stated value of $446,250,000 and $30,750,000, respectively. The MSFDC, L.L.C. nonmonetary contribution was in the form of software development, goodwill, and tangible and intangible assets. The Citicorp member nonmonetary contribution represented an option to obtain a license of software and intangible assets and no value has been ascribed to this contribution in the accompanying consolidated financial statements.

     Loss and Cash Flow Allocations -- The allocation of profit and loss and cash flow of MSFDC, L.L.C. and the TransPoint limited liability companies is defined in the respective limited liability company agreements. These agreements generally result in a sharing of ongoing capital contribution requirements and profit and loss based on initial membership interests. Cash distributions are to be made annually in an amount equal to the assumed tax liability of the entities, or if greater, excess cash flow. For financial reporting purposes, losses from the TransPoint limited liability companies have been allocated to MSFDC, L.L.C. and the Citicorp member based on their respective capital account interests of 85% and 15%, respectively. Citicorp loss allocations commenced upon the date of their capital contribution in April 1999.

                         MSFDC, L.L.C. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Unaudited Interim Financial Statements -- The interim financial information contained herein is unaudited but, in the opinion of management, reflects all adjustments which are necessary for a fair presentation of the financial position, results of operations, and cash flows for the periods presented. All such adjustments are of a normal, recurring nature. Results of operations for interim periods presented herein are not necessarily indicative of results of operations for the entire year.

     The unaudited interim financial statements of MSFDC L.L.C. include the accounts of MSFDC International, L.P., which was formed in April 1999. The accounts of MSFDC International, L.P. have been combined with those of the MSFDC L.L.C. due to common ownership, and because the entity is being acquired under the same transaction as MSFDC L.L.C. (see note 4).

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Consolidation -- The financial statements include all majority and wholly owned subsidiaries (collectively, the Company). Intercompany balances and transactions have been eliminated in consolidation.

     Minority Interest -- Citicorp's capital contributions and share of losses in the TransPoint limited liability companies has been recorded as a minority interest.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates.

     Property and Equipment -- Property and equipment is carried at cost, less accumulated depreciation, and consists primarily of computers and related technical equipment. Depreciation is provided utilizing the straight-line method over the estimated useful lives of the assets, which range from one year to 3 years.

     The carrying value of equipment is reviewed periodically for impairment. If the carrying amount of the asset is not recoverable, the asset is considered to be impaired and the value is adjusted to the estimated fair value.

     Income Taxes -- As a limited liability company, the Company is treated as a partnership for federal and state income tax purposes and its income or loss is taxable directly to its members. Accordingly, the accompanying financial statements do not include any income tax provisions.

     Product Development -- Product development costs are expensed as incurred. Statement of Financial Accounting Standards (SFAS) No. 86. Accounting for the Costs of Computer Software to be Sold, Licensed or Otherwise Marketed, does not materially affect the Company.

     Recent Accounting Pronouncement -- In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. SOP 98-1 requires capitalization and amortization of costs relating to internal-use software, and was adopted by the Company beginning July 3, 1999. The adoption of SOP 98-1 resulted in the capitalization of approximately $10.9 million in costs through March 31, 2000 (unaudited). Capitalized costs include payroll and payroll-related costs for software developed by the Company and the cost of software purchased from third parties.

     As of January 31, the Company began amortizing its capitalized software costs, using the straight-line method over 36 months, as the software is ready for its intended use. Quarterly, the Company reviews and measures any impairment in accordance with the provisions of SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.

     Subsequently, the Company licensed the software to third-parties. As of March 31, 2000, the Company had received $4.5 million (unaudited) in proceeds from the licensing of the software, and will apply the

                         MSFDC, L.L.C. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

proceeds, net of direct incremental costs of marketing, against the capitalized software costs as the proceeds are earned.

NOTE 3: RELATED PARTY TRANSACTIONS AND COMMITMENTS

     Operating Costs and Reimbursements -- The MS member and the FDC member provide certain operational services, some of which are reimbursed by the Company. Selling, general, and administrative expenses related to these services provided by the MS member and the FDC member for the year ended July 2, 1999, totaled $2,248,000 and $11,601,000, respectively, and $836,000 and $3,925,000, respectively, for the period from June 18, 1997 (inception) to July 3, 1998.

     Services related to selling, general, and administrative expenses for the nine-month periods ended March 31, 2000 and 1999 (unaudited) totaled $16,856,000 and $1,433,000, respectively, for the MS member and $3,341,000 and $8,330,000, respectively, for the FDC member.

     Research and Development Costs and Reimbursements -- The MS member and the FDC member perform certain research and development activities, some of which are reimbursed by the Company. Research and development expenses related to these activities performed by the MS member and the FDC member for the year ended July 2, 1999, and the period from June 18, 1997 (inception) to July 3, 1998, totaled $18,886,000 and $4,279,000, respectively, and $6,502,000 and
$3,155,000, respectively.

     Research and development costs for the nine-month periods ended March 31, 2000 and 1999 (unaudited) totaled $15,094,000 and $13,133,000, respectively, for the MS member and $-0- and $3,327,000, respectively, for the FDC member. Of research and development costs incurred during the nine-month period ended March 31, 2000, $10,901,000 (unaudited) was capitalized under SOP 98-1 as software developed for internal use.

     Accounts Payable -- Accounts payable includes $11,722,000 and $4,407,000 to the MS member and the FDC member, respectively, as of July 2, 1999, and $2,569,000 and $2,582,000 to the MS member and the FDC member, respectively, as of July 3, 1998.

     Accounts payable as of March 31, 2000 (unaudited) includes $11,178,000 and $543,000 for the MS member and FDC member, respectively.

NOTE 4: SUBSEQUENT EVENTS

     On September 24, 1999, the Company entered into a three year sales and marketing agreement with a third-party whereby the Company guaranteed that the third-party would realize minimum revenues of $12 million over the term of the agreement. In the event of a revenue shortfall, the Company is obligated to pay the difference directly to the third-party.

     On February 15, 2000, the Company entered into an agreement to be acquired. Under the terms of the agreement, the members have agreed that at the closing of the mergers TransPoint will have available $100 million in cash.

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